September 10, 2012

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Emerging Markets Equity Fund

Touchstone Emerging Markets Equity Fund II

Touchstone Global Equity Fund

Touchstone Global Real Estate Fund

Touchstone International Fixed Income Fund

Touchstone Large Cap Relative Value Fund

Touchstone Market Neutral Equity Fund

Touchstone Mid Cap Value Fund

Touchstone Small Cap Core Fund

Touchstone Focused Equity Fund

Touchstone Total Return Bond Fund

Touchstone Mid Cap Fund

Touchstone Premium Yield Equity Fund

Touchstone Sands Capital Select Growth Fund

Touchstone Short Duration Fixed Income Fund

Touchstone Small Cap Value Fund

Touchstone Ultra Short Duration Fixed Income Fund

Touchstone Merger Arbitrage Fund

Supplement to the Statement of Additional Information Dated January 27, 2012,
as amended from time to time (“SAI”)

This Supplement updates information in the SAI relating to (1) waivers of Class A front-end sales charges and (2) the Chief Compliance Officer of Touchstone Funds Group Trust.

The following replaces in its entirety the information contained in the section entitled “Purchase and Redemption Information” on Pages 96-99 of the Statement of Additional Information:

PURCHASE AND REDEMPTION INFORMATION

Waiver of Minimum Investment Requirements.  The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1.                           Any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.

2.                           Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

The minimum investment waivers are not available for Institutional shares of the Funds.

Waiver of Class A Sales Charges.  In addition to the categories of purchasers described in the Prospectus for whom the sales charge on purchases of Class A Shares of the Funds may be waived, Class A Shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1.  purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a sub-advisor to that particular Fund;

2.  purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3.  purchases by any employees of BNY Mellon Investment Servicing (US), Inc. who provide services for Touchstone Investments.

Exemptions must be qualified in advance by the Distributor.  At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee.  The term “employee” is deemed to include current and retired employees.

Waiver of Class A Sales Charge for Clients of Financial Intermediaries. Touchstone has agreed to waive the Class A sales charge for clients of financial intermediaries that have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers.

Waiver of Class A Sales Charge for former Constellation Shareholders.  Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Waiver of Class A Sales Charge for former Navellier Shareholders.  Shareholders who owned shares of the Navellier International Growth Portfolio as of September 26, 2008 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the frond-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Waiver of Small Cap Value Fund Class A Sales Charge for Former Class Z Shareholders. Shareholders who owned Class Z Shares of the Small Cap Value Fund as of June 10, 2011 who are purchasing additional shares for their accounts or opening new accounts in the Small Cap Value Fund are not subject to the front-end sales charge for purchases of Class A Shares of the Small Cap Value Fund.  If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Shareholders who are eligible for the sales charge waivers listed above may open an account with the Fund directly to receive the sales charge waiver.

Class Y Shares Grandfather Clause.  New purchases of the Class Y Shares are no longer available directly through Touchstone.  Those shareholders who owned Class Y Shares purchased directly through Touchstone prior to February 2, 2009 may continue to hold Class Y Shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y Shares of the Fund(s) they owned prior to February 2, 2009.

Purchases in Kind.  Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund’s investment goals and is otherwise acceptable to the Advisor.  Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction

Redemption in Kind.  Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs, including income taxes, if any, in converting such securities to cash.  Portfolio securities that are issued in an in-kind redemption will be readily marketable.  The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund’s NAV at the beginning of such period.

Uncashed Distribution Checks.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Fund Shares Purchased by Check.  We may delay paying your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you need your money sooner, you should purchase shares by bank wire.

Low Account Balances. (Only applicable for shares held through Touchstone directly).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you.  Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

TRUSTEES AND OFFICERS OF THE TRUST-PRINCIPAL OFFICERS

Effective September 6, 2012, Michael R. Moser replaced Joseph Melcher as Chief Compliance Officer of Touchstone Funds Group Trust.  The following replaces the information on page 86 relating to the Chief Compliance Officer:

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael R. Moser Western & Southern Financial Group 400 Broadway Cincinnati, OH Year of Birth: 1968	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since September 2012	Vice President and Chief Compliance Officer of the Western & Southern Financial Group and Chief Compliance Officer of Touchstone Advisors

(1) Each officer also holds the same office with Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust and Touchstone Institutional Funds Trust.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-SAI-1209